CORPORATE PRESENTATION January 2018 Exhibit 99.1 DRAFT FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

Disclosures
2
Forward Looking Statements
Statements in this presentation that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended. We believe these statements and the assumptions and estimates contained in this presentation are reasonable based on information that is currently available to us. However, management’s assumptions and the company’s future performance are subject to a wide range of business risks and uncertainties, both known and unknown, and we cannot assure that the company can or will meet the goals, expectations and projections included in this presentation. Any number of factors could cause our actual results to be materially different from those expressed or implied in our forward looking statements, including (without limitation): economic conditions in the United States and globally; domestic and global supply and demand for oil, natural gas liquids (“NGLs”) and natural gas; realized prices for oil, natural gas and NGLs and volatility of those prices; the adequacy and availability of capital resources, credit and liquidity, including, but not limited to, access to additional borrowing capacity and our inability to generate sufficient cash flow from operations to fund our capital expenditures and meet working capital needs; our ability to comply with restrictions imposed by our term loan credit agreement, secured and unsecured indentures, and other existing and future financing arrangements; our ability to service our outstanding indebtedness; impairments of our natural gas, NGL and condensate asset values due to declines in commodity prices; conditions in the domestic and global capital and credit markets and their effects on us; new or changing government regulations, including those relating to environmental matters, permitting or other aspects of our operations;  the willingness and ability of the Organization of Petroleum Exporting Countries to set and maintain oil price and production controls;  the geologic quality of our properties with regard to, among other things, the existence of hydrocarbons in economic quantities; uncertainties inherent in the estimates of our natural gas, NGL and condensate reserves; our ability to increase natural gas, NGL and condensate production and income through exploration and development; drilling and operating risks; counterparty credit risks; the success of our drilling techniques in both conventional and unconventional reservoirs; the success of the secondary and tertiary recovery methods we utilize or plan to employ in the future; the number of potential well locations to be drilled, the cost to drill, and the time frame within which they will be drilled; the ability of contractors to timely and adequately perform their drilling, construction, well stimulation, completion and production services; the availability of equipment, such as drilling rigs, and infrastructure, such as transportation pipelines, processing and midstream services; the effects of adverse weather or other natural disasters on our operations; competition in the oil and gas industry in general, and specifically in our areas of operation; changes in our drilling plans and related budgets; the success of prospect development and property acquisition; the success of our business and financial strategies and hedging strategies; uncertainties related to the legal and regulatory environment for our industry, and our own legal proceeding and their outcome; and our ability to maintain the listing of our securities on the NASDAQ Capital Market or any other exchange on which our securities trade. Further information on the risks and uncertainties that may affect our business is available in the company’s filings with the SEC, and we strongly encourage readers to review and understand those risks. We do not assume or undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
Presentation of Information
The estimates of reserves in this presentation are based on a reserve report of our independent external reserve engineers as of December 31, 2017. We believe the data we prepared and supplied to our external reservoir engineers in connection with their preparation of the December 31, 2017 reserve report, and the assumptions, forecasts, and estimates contained therein, are reasonable; however we cannot assure that they will prove to have been correct. Estimates of reserves can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. In this presentation, references to Rex Energy, Rex, REXX, the Company, we, our and us refer to Rex Energy Corporation and its subsidiaries. Unless otherwise noted, all references to acreage holdings are as of December 01, 2017 and are rounded to the nearest hundred. All financial information excludes discontinued operations unless otherwise noted. All estimates of internal rate of return (IRR) are before tax.
Hydrocarbon Volumes
The SEC permits publicly-reporting oil and gas companies to disclose “proved reserves” in their filings with the SEC. “Proved reserves” are estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. SEC rules also permit the disclosure of “probable” and “possible” reserves. Rex Energy discloses proved reserves but does not disclose probable or possible reserves. We may use certain broader terms such as “resource potential,” “EUR” (estimated ultimate recovery of resources, defined below) and other descriptions of volumes of potentially recoverable hydrocarbons throughout this presentation. These broader classifications do not constitute “reserves” as defined by the SEC and we do not attempt to distinguish these classifications from probable or possible reserves as defined by SEC guidelines. In addition, we are prohibited from disclosing hydrocarbon quantities that do not constitute reserves in documents filed with the SEC. The company defines EUR as the cumulative oil and gas production expected to be economically recovered from a reservoir or individual well from initial production until the end of its useful life. Our estimates of EURs and resource potential have been prepared internally by our engineers and management without review by independent engineers. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater uncertainty of being actually realized. We include these estimates to demonstrate what we believe to be the potential for future drilling and production by the company. Ultimate recoveries will be dependent upon numerous factors including actual encountered geological conditions, the impact of future oil and gas pricing, exploration and development costs, and our future drilling decisions and budgets based upon our future evaluation of risk, returns and the availability of capital and, in many areas, the outcome of negotiation of drilling arrangements with holders of adjacent or fractional interest leases. Estimates of resource potential and other figures may change significantly as development of our resource plays provide additional data and therefore quantities that may ultimately be recovered will likely differ materially from these estimates.
Potential Drilling Locations
Our estimates of potential drilling locations are prepared internally by our engineers and management and are based upon a number of assumptions inherent in the estimating process. Management, with the assistance of engineers and other professionals, as necessary, conducts a topographical analysts of our unproved prospective acreage to identify potential well pad locations using operationally approved designs and considering several factors, which may include but are not limited to access roads, terrain, well azimuths, and well pad sizes. For our operations in Pennsylvania, we then calculate the number of horizontal well bores for which the company appears to control sufficient acreage to drill the lateral wells from each potential well pad location to arrive at an estimated number of net potential drilling locations. For our operations in Ohio, we calculate the number of horizontal well bores that may be drilled from the potential well pad and multiply this by the company’s net working interest percentage of the proposed unit and arrive at an estimate number of net potential drilling locations. In both cases, we then divide the unproved prospective acreage by the number of net potential drilling locations to arrive at an average well spacing. Management uses these estimates to, among other things, evaluate our acreage holdings and formulate plans for drilling. Any number of factors could cause the number of wells we actually drill to vary significantly form these estimates, including, without limitation, the availability of capital, drilling and production costs, commodity prices, availability of drilling services and equipment, lease expirations and regulatory approvals.
DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

Executive Summary DRAFT FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only
Company Overview
4
Appalachian Basin
Net
Acreage
~98,000
Warrior North
Net
Acreage
~11,800
Butler Operated
Net
Acreage
~76,000
Non-Operated
Net
Acreage
~10,200
Production
(1)
3Q17A
182.0 Mmcfe/d
4Q17E
~205.1
Mmcfe/d
4Q17E Exit Rate
~215.2 Mmcfe/d
2017E
~184.1 Mmcfe/d
2018E
250.0 –
260.0 Mmcfe/d
2019E
285.0 –
295.0 Mmcfe/d
Capital
Expenditures
(1)
2017 Net Operational
Capex
~$133.5 million
2018 Net Operational Capex
$105.0 -
$125.0 million
Estimated Production Growth Rate
35% -
45%
2019 Net Operational Capex
$60.0
-
$75.0
million
Estimated Production Growth Rate
10% -
20%
Total
Proved Reserves
2017 Base Proved Reserves/$PV10
3,848 Bcfe/$892.4 MM
2017 PDP Reserves/$PV10
969 Bcfe/$504.6
MM
Rex Energy is a pure-play Appalachian Basin focused company targeting wet-
gas windows in the Pennsylvania Marcellus and Ohio Utica Shales
(1)
Estimates based on Growth Plan

Investment Highlights
5
Best in Class
Human Capital
Safety is Rex Energy’s #1 priority
Core team has been together for six years
Rex’s success is directly correlated to its employees’ success
Focused on developing and retaining our existing talent
Ability to run 2-3 rig program with current team
High Quality Acreage Position
Highly contiguous acreage position in the Appalachian Basin
Large multi-year inventory of ~900+ gross/690 net liquids-rich drilling locations
Average Working Interest: 74%; Average NRI: 63%
99% of acreage held by production
Ready for multi-well pad development
Multiple horizons: Upper Devonian, Marcellus and Utica formations
Current HBP holds all depths –
Marcellus, Upper Devonian Burkett, Dry Gas Utica and Rhinestreet
formations
Prolific
Resource
Proven formations: Marcellus, Upper Devonian and Utica
Derisked
existing acreage with over 200 gross wells placed into sales as of 12/31/2017
Year-End 2017 PDP Reserves: 969 Bcfe; PV10: $504.6 million
Year-End 2017 Base Proved Reserves: 3,848 Bcfe; PV10: $892.4 million
Cost and Capital Efficiency Improvements
HBP acreage allows for flexibility in choosing future locations to drill and complete
Capital spend is focused on best areas of the assets to maximize returns
Enhanced completion design and longer laterals results in maximized financial returns
Established supply chain program that ensures Rex is getting the best value possible from its service providers
Drilling and Completion Enhancements
Average drilling days reduced to 11.1 days in 2017 vs. 16.6 days in 2014 while increasing lateral length by ~2,600’ during same period
Increased completion stages per day: 5.5 stages/day in 2017 vs. 4.1 stages/day in 2016; more recent jobs 7-10 stages / day
Conducted a comprehensive performance analysis with third party engineering firm on over 160 wells to produce a more optimal completion design
Comprehensive water management plans
Marketing and Processing Strategy
Recent NGL marketing agreement with BP allows for consistent liquids cash flow and eliminates seasonality
Diversified marketing strategy and active hedging minimizes exposure to large fluctuations in commodity prices and gas basis differentials
Anchor/shipper with MarkWest
facilities in Butler County
Extensive Geology and Reservoir Insight
Drilled over 220 wells in the Appalachian Basin
Large inventory of logs and cores performed over the past six years
Developed best practices for optimal drilling performance and completion techniques
Minimal science required to unlock optimal value
DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

Rex has secured ~928 gross/ ~690 net “wet gas” locations
Leasing additional infill acres in Moraine East potentially adds ~160 locations
In addition to the “wet gas” locations identified above, Rex has secured approximately 400 dry gas Utica locations in the Butler Legacy and Moraine East areas
Current HBP holds all depths –
Marcellus, Upper Devonian, Utica & Rhinestreet
“Wet Gas” Acreage and Well Counts
Area
Formation
Acres
Well Count
Gross
Net
Gross
Net
Legacy
Marcellus
63,000
44,300
251
177
Burkett
63,000
44,300
318
222
Moraine
East
Marcellus
36,000
31,700
175
141
Burkett
36,000
31,700
154
125
Warrior North
Utica
13,000
11,800
30
25
Total
211,000
163,800
928
690
“Stacked Pay” Effect
6
DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only
Management Profiles
Tom Stabley –
President & Chief Executive Officer
Co-founder of Rex Energy in 2003 –
managed various partnerships
that eventually were consolidated into Rex Energy
Guided the company through reorganization and consolidation that resulted in Rex Energy’s IPO in 2007
Over 20 years of expertise in capital markets, financial reporting, corporate finance and strategic planning
Robert Ovitz –
Chief Operating Officer
Joined Rex Energy in 2014
Over 30 years of extensive technical experience in drilling, completions and HSE as well as leading and managing business organizations within the E&P space
Prior to joining Rex, he was a Senior Operations Manager for Noble Energy in the Appalachian Basin where he built
Noble Energy’s operational team and presence in the basin
Curt  Walker –
Chief Financial Officer
Joined Rex Energy in 2007
Over 15 years experience in accounting, financial reporting, corporate finance and strategic planning
Previous experience with YRC Worldwide, a Fortune 500 company
Dave
Pratt –
Senior Vice President & Exploration Manager
Joined Rex Energy in 2008
Over 30 years experience as a senior geologist working on projects located throughout the United States
Previous experience in geology with Cabot Oil & Gas, Texaco, Sohio Petroleum and Ensource & Enstar
Mike Eck –
Senior Vice President, Risk Management
Joined Rex Energy in 2010
Over 18 years experience in risk management, process re-engineering and audit
Responsible for the oversight of Rex Energy’s HSE function, Procurement department and Internal Audit group
F. Scott Hodges –
Senior Vice President,
Land & Business
Development
Joined Rex Energy in 2010
Over 20 years experience in acquisition and management of mineral and surface rights and business development
Previous experience as Regional Land Manager for Consol Energy from 1997 -
2010
Mike
Endler –
Vice President, Basin Manager
Joined Rex Energy in 2011
Over 15 years experience in engineering and operations
Previous experience in consulting for the oil and gas industry, specializing in surface facilities and water management
Registered Professional Engineer
Darren Springinatic –
Senior Director, Marketing
Joined Rex Energy in 2012
Over 15 years experience in oil and gas marketing in the U.S. and Canada
Previous experience in oil and gas marketing with Bonavista Petroleum and Hunt Oil
Abhinav Sharma
–
Director, Reservoir Engineering
Joined Rex Energy in 2010
Over 10 years experience in reservoir engineering
Masters in Petroleum Engineering from University of Texas, Austin
7

DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only
8
Production (Mmcfe/d)
(1)
LOE ($/Mcfe)
Key Metrics: 2014 –
2020E
Cash G&A ($/Mcfe)
154.4
183.8
195.3
180.0 –
190.0
250.0 –
260.0
280.0 –
300.0
290.0 –
310.0
0.0
50.0
100.0
150.0
200.0
250.0
300.0
350.0
2014
2015
2016
2017E
2018E
2019E
2020E
$1.94
$1.84
$1.78
$1.77 -
$1.82
$1.55 -
$1.60
$1.52 -
$1.57
$1.51 -
$1.56
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
2014
2015
2016
2017E
2018E
2019E
2020E
$0.82
$0.75
$0.54
$0.23 -
$0.28
$0.15 -
$0.20
$0.14 -
$0.19
$0.14 -
$0.19
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
2014
2015
2016
2017E
2018E
2019E
2020E
(1)
Estimates based on Growth Plan

Joint Ventures DRAFT FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

Joint Venture Summary
10
Benefit Street Partners (BSP)
$175.0 million in initial consideration with $134.0
million committed and funded to date
BSP’s initial capital and well commitment has ended
BSP has elected into an additional seven JV AMI wells
to
date
at
a
working
interest
of
15%
-
20%
ArcLight
All 32 wells have been drilled and placed into service
$67.6 million contributed
17.5% reverts to Rex upon ArcLight
achieving hurdle
rate
Sumitomo
Through JV, Sumitomo has 30% interest in Legacy
Butler AMI
Other interests in non-operated areas
Joint Venture Summary
($
in millions)
Benefit Street
Partners
ArcLight
Sumitomo
Date
March 2016
March 2015
August 2010
Type
Joint Exp./Dev.
Agreement
Drilling
Participation &
Exploration
Area
Moraine
East/Warrior North
Legacy
Butler/Moraine East
Legacy
Butler
AMI
Yes
Wellbore
Only
Yes
#
of wells
participated
47
32
139
Acres (Gross/Net)
Warrior North:
6,679/1,336
ME: 36,668/5,985
--
Butler
Legacy:
63,000/18,700
Partners WI%
Initial
Wells –
65%
35.0%
30.0%
Consideration
$175.0
--
--
Commitment
$134.0
--
--
Contributed to Date
$134.0
$67.6
--
Int. Reversion
N/A
IRR/ROI
hurdle
rates
N/A
Other
BSP earned assigned
of 15%-20%
in
acreage located
within each unit
--
--
DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

Appalachia Benchmarking DRAFT FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

Marcellus Performance Benchmarking
12
EUR (Bcfe) / 1,000 ft.
3.18
3.25
2.15
2.40
2.71
2.46
2.16
2.00
2.95
2.40
2.52
4.40
2.66
1.60
Butler
Central
Butler
South
Moraine
East
Core
Highly Rich
Gas/Cond.
Highly Rich
Gas
Rich Gas
Dry Gas
SW PA Wet
SW PA
Rich
SW PA Dry
Lower
SW PA
Condensate
Source: Company presentations and filings, TPH Research, Wall Street consensus estimates as compiled by FaceSet as of 12/14/2017
Note: Rex calculations based on November 2017 IR presentation. Peers based on most recently disclosed Marcellus estimates
Peers include AR, CNX, COG, ECR, EQT, and RRC
REXX
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
D&C ($MM) / 1,000 ft.
$0.89
$0.87
$0.92
$0.93
$0.93
$0.93
$0.93
$0.82
$0.86
$0.69
$0.94
$0.84
$0.86
Butler
Legacy
Moraine
East
Core
Highly Rich
Gas/Cond.
Highly Rich
Gas
Rich Gas
Dry Gas
SW PA Wet
SW PA
Rich
SW PA Dry
Lower
SW PA
Condensate
Median: $0.92
Median: 2.49
DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

REX ENERGY

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only
Operational & Financial Benchmarking
(1)
13
2017E-2018E Production Growth
39%
17%
21%
14%
18%
28%
31%
18%
REXX
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Median:
18%
% Liquids (Reserve Based)
43%
7%
39%
35%
3%
7%
15%
18%
REXX
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Median:
15%
Production Investment Rate ($/Mcfed)
(2)
Inventory Life –
Years
(3)
$647
$2,203
$1,314
$1,586
$1,530
$1,366
$1,765
$2,475
REXX
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Median:
$1,586
37
23
18
19
29
6
15
12
REXX
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Median:
18
Source: TPH Research, Wall Street consensus estimates as compiled by FactSet of 12/14/2017
Note: Rex forecasts and inventory calculations based on November 2017 IR Presentation
Peers include AR, CNX, COG, ECR, EQT, GPOR and RRC
(1)
Based on Growth Plan projections
(2)
2018E
Capex spend/(2018E production less 2017E declined production). Assumes 20% base decline for 2017E
(3)
For Rex, based on 25 wells per year.

DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only
Operational & Financial Benchmarking
(1)
14
Hedge Profile (% of 2018E Production)
(2)
56%
38%
73%
39%
1%
63%
74%
47%
REXX
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
2018E PDP
Hedge Profile:
64%
Median:
47%
In-Basin Sales Exposure (% of 2018E NG Production)
54%
48%
26%
54%
77%
REXX
Peer 1
Peer 2
Peer 3
Peer 4
Median:
51%
G&A Burden (2018E G&A/Mcfe)
$0.17
$0.14
$0.13
$0.19
$0.07
$0.12
$0.12
$0.29
REXX
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Median:
$0.13
Source: Company presentations and filings, TPH Research, Wall Street consensus estimates as compiled by FactSet as of 12/14/2017
Peers include AR, CNX, COG, ECR, EQT, GPOR and RRC
(1)
Based on Growth Plan projections
(2)
Includes volumes from all derivatives

Butler Operated Area DRAFT FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

REX ENERGY

SCOTT
SLIPPERY ROCK
WEST LIBERTY
WORTH
BRADY
FAIRVIEW
SLIPPERY ROCK
PROSPECT
BUTLER
FRANKLIN
NEW SEWICKLEY
MIDDLESEX
ECONOMY
MARSHALL
PINE

Legacy Area
Moraine East
Rex 70%/Sumitomo 30%
Rex ~85%/BSP ~15%
Area
Lease Status
Acres
Well Count
Gross
Net
Gross
Net
Legacy
HBP/HBO
62,500
43,950
564
395
Pending
500
350
5
4
Moraine East
HBP/HBO
35,000
30,700
329
266
Pending
1,000
1,000
--
--
Total:
99,000
76,000
898
665
Butler Operated Area
Currently control 898 potential
“wet gas” locations in the
Butler Operated Area
~99% of these locations are
held by production/operations
HBP/HBO
Pending
16
DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

REX ENERGY

PROSPECT
Lawrence
Beaver
FRANKLIN
MARION
Beaver
Butler
NEW SEWICKLEY
CRANBERRY
ADAMS
MARS
MIDDLESEX
FORWARD
ECONOMY
PINE
Butler
Allegheny
WEST

Gas pipeline from
Moraine East Field
Rex Energy
Regional Office
MarkWest
Gas
Processing
Facilities
Fresh Water Impoundment
Legacy Butler Operated Area
17
Contiguous acreage position of ~63,000 gross/44,300
net acres
Average working interest: 70%
Sumitomo JV: 30% WI in all wells
ArcLight: 35% WI in 16 wells (will revert to 17.5%)
Gross/Net Potential Locations: 569/399 based on 800’
spacing
Currently have 139 wells placed into sales:
127 Marcellus
10 Upper Devonian Burkett
2 Utica
Recent 5-day average wellhead inlet of 180 MMcf/d
MarkWest
provides gas gathering and processing services
Total capacity: 410 MMcf/d
Capacity dedicated to Rex: 285 MMcf/d (inclusive
of JV partners); currently at 267 MMcf/d
Gas from Moraine East field flows into MarkWest
processing facility via Stonehenge pipeline
Four-Well Wilson Pad
Three extended laterals produced
at an average 5-day sales rate of
11.3 Mmcfe/d and 30-day sales
rate of 11.0 Mmcfe/d
Wells are still exhibiting strong
pressures
Legend:
DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

Enhanced Performance –
Butler Legacy
(1)
Central
9.7
Bcfe
EUR
(80% ethane)
11.7
Bcfe
EUR
(80% ethane)
15.6 Bcfe
EUR
(80% ethane)
15.7 Bcfe
EUR
(80% ethane)
17.0 Bcfe
EUR
(80% ethane)
8.9
Bcfe
EUR
(55% ethane)
10.7 Bcfe
EUR
(55% ethane)
14.4 Bcfe
EUR
(55% ethane)
14.5 Bcfe
EUR
(55% ethane)
15.9 Bcfe
EUR
(55% ethane)
2013
2014
2015
2016
2017
Completion
Reduced Cluster
Spacing
Reduced
Cluster Spacing
Reduced
Cluster
Spacing
Reduced
Cluster
Spacing
Reduced
Cluster
Spacing
Gross
Avg. 30-
Day Wellhead
Gas IP
(Mcf/d)
3,175
3,683
4,736
4,458
4,234
1   Yr. Decline
50%
48%
44%
40%
33%
Lateral Length
4,000’
4,000’
5,000’
5,000’
5,000
Stages /
Spacing
27 / 150’
33 / 150’
33 / 150’
33 / 150’
33 / 150’
Frac
Sand
(#/ft)
1,800
2,000-2,200
2,200-2,500
2,200-2,500
2,200-2,500
All-In Cost
$5.9 million
$5.7 million
$4.8 million
$4.8 million
$5.2 million
WH EUR
(bcf)/1,000’
1.43
1.44
1.86
1.88
2.71
(1)
See note on Hydrocarbon Volumes and disclaimers at beginning of presentation
18
17.3 Bcfe
EUR
(80% ethane)
16.2 Bcfe
EUR
(55% ethane)
2017
Reduced
Cluster
Spacing
5,535
36%
5,000
33 / 150’
2,200-2,500
$5.2 million
3.01
South
st
DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

REX ENERGY

Gross Rate (Mcfe / d)
Cum Gross Prod (Bcfe)

Legacy Butler Marcellus Economics
(1)
Marcellus
Economics
(55%
Ethane
Recovery)
(2)
(1)
See note on Hydrocarbon Volumes and disclaimers at beginning of presentation.
(2)
Economics reflect
55% ethane recovery.
(3)
Average 5-year C3+ differential approx. 52% of Oil, C2 differential approx. is 19% of Oil.
(4)
Historical price differentials applied to Condensate. Gas price differential dependent on future development plans and futures price differentials to Rex markets.
(5)
Strip
Pricing
as
of
11.13.2017
–
Oil:
2018:
$56.63,
2019:
$54.04,
2020:
$52.47,
2021:
$51.81
,
2022:
$51.75
//
Gas:
2018:
$3.02,
2019:
$2.92,
2020:
$2.86,
2021:
$2.87,
2022:
$2.88
(6)
2016 EUR adjusted for net reserves
19
Butler
Central
3rd Party
YE16
Butler
Central
3rd Party
YE17
Butler
South
3rd Party
YE16
Butler
South
3rd Party
YE17
All-in Well Cost
$6.0 million
$6.0 million
$6.0 million
$6.0 million
Lateral Length
6,700 ft
6,700 ft
6,700 ft
6,700 ft
BCFE/1000ft
(6)
(55% C2)
2.21
3.18
2.12
3.25
% Liquids
(55% C2)
35%
35%
28%
28%
EUR (Bcfe)
(6)
80% / 55% C2
15.8
14.8
22.8
21.3
15.1
14.2
23.1
21.7
IRR
(3,4,5)
$3.00 NYMEX
Oil Price:
2017+: $60
34%
38%
25%
34%
$3.00 NYMEX
Oil Price:
2017+: $55
30%
33%
23%
30%
$3.25 NYMEX
Oil Price:
2017+: $55
36%
39%
29%
38%
Strip Pricing
28%
31%
20%
28%
Avg. 30-day sales rate
(MMcfe/d)
8.0 –
11.0
8.0 –
11.0
8.0 –
11.0
8.0 –
11.0
0.0
2.0
4.0
6.0
8.0
10.0
12.0
14.0
0
2,000
4,000
6,000
8,000
10,000
12,000
0
10
20
30
40
50
60
Production Month
Butler South -3rd Party YE16
Butler South -3rd Party YE17
DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only
Butler Central -3rd Party YE16
Butler Central -3rd Party YE17

WH Gas Rate MCF/D
3rd Party YE17: 3.18 BCFE/1000ft
3rd Party YE16: 2.21 BCFE/1000ft

Production linearly adjusted to 5,000ft equivalent lateral
Plotted above are 28 representative wells in Butler Central with RCS completions
Butler Central Type Curve Evolution-
Adjusted
20
100
1,000
10,000
0
5
10
15
20
25
30
35
40
45
50
55
60
65
70
75
80
Months
DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

WH Gas Rate MCF/D
3rd Party YE17: 3.25 BCFE/1000ft
3rd Party YE16: 2.12 BCFE/1000ft

Production linearly adjusted to 5,000ft equivalent lateral
Plotted above are 17 representative wells in Butler South with RCS completions
Butler
South
Type
Curve
Evolution-
Adjusted
21
100
1,000
10,000
0
5
10
15
20
25
30
35
40
45
50
55
60
65
70
75
80
Months
DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

Moraine East DRAFT FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

REX ENERGY

SLIPPERY ROCK
CHERRY
WASHINGTON
BRADY
CONCORD
OAKLAND
BUTLER
SUMMIT
CLEARFIELD

Legend:
Gas Pipeline (Stonehenge)
Perm. In-Ground Waterline
Stonehenge -
high pressure
discharge line to MarkWest
processing facility
Renick
Impoundment
Fleeger-2
Impoundment
Oakland Twp.
Impoundment
Stonehenge –
Renick
Compressor Station
Lake Oneida –
primary water source
Estimated current total to MarkWest:
Legacy Butler -
180 MMcfd
Moraine East   -
87 MMcfd
267 MMcfd
Moraine East Area
23
Contiguous acreage position of ~36,000 gross/31,700
net acres
Average working interest: 85%
Gross/Net Potential Locations: 329/266 based on 800’
spacing
Leasing additional acreage adds ~160 potential gross
locations
Currently have 37 wells placed into sales:
30 Marcellus
7 Upper Devonian Burkett
Recent 5-day average wellhead inlet of 87 MMcf/d
Gas gathering and field compression by provided by
Stonehenge
Gas from Moraine East field flows into MarkWest
processing facility via Stonehenge pipeline
DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

Moraine East Area –
Recent Developments
24
Three-well Manuel pad
Drilled to an average lateral length of ~6,750 feet
Placed into sales in 4Q17
Two-well
Frye pad
Drilled to an average lateral length of ~6,300 feet
24-hour sales rate per well of 9.4 Mmcfe/d
On a per lateral foot basis, highest rates achieved in Moraine
East
30-day sales rate per well of 8.5 Mmcfe/d
Six-well Shields pad
24-hour sales rate per well of 9.2 Mmcfe/d
30-day sales rate per well of 7.9 Mmcfe/d
In-line with economic projections for 2017 Moraine East
program
Four-well Mackrell
pad
Drilled to an average lateral length of ~7,630
24-hour sales rate per well of 8.4 Mmcfe/d
Four-well Baird pad
24-hour sales rate of 10.1 Mmcfe/d
Two Marcellus wells produced at an average 24-hour sales rate per well of 12.1 Mmcfe/d
Baird 4H produced 213 bbls/d of condensate, representing the highest condensate rate achieved in the Butler Operated Area
30-day sales rate of 7.3 Mmcfe/d
Upcoming
developments
Fourth compressor station expected to be in service in early January
2018
Four-well Kern pad expected to be placed into sales in March 2018
Average lateral length of 8,500’
100% working interest
DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

REX ENERGY

Northeast Unit
Northwest Unit
Southwest Unit

Northeast Unit
Southeast Unit
Southwest Unit

Northeast Unit
Northwest Unit
Southwest Unit

Northeast Unit
Southeast Unit
Southwest Unit

Moraine East Sample Unit Development
25
Initial Development
2
nd
Wave of Development
3
rd
Wave of Development
Future Development
3    wave of
development will
require new pad site
Focus on one of the
units (ie: southwest
unit)
Drill 8-12 wells with
avg
lateral length
6,000 -
7,000 feet
Repeat process for
next unit (ie: southeast
unit)
Initial development
of 4 PDP Wells
~4,000 acres are held
by production (HBP)
within the units
Initial wells hold all
depths and formation
Infrastructure
designed to support
future development
Future development
of the remaining
~20-40 wells will
follow a similar
process
Using existing pads
and infrastructure
will provide strong
capital efficiencies
Anticipate
developing 8 –
12
wells at a time
2    wave of
development will
focus on one of the
units (ie: northeast
unit)
Use existing pad sites
Drill 8-12 wells with
avg
lateral length
6,000 -
7,000 feet
Repeat process for
next unit (ie:
southeast unit)
nd
rd
DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

Initial Production per Ft (Mcf/Ft)
Average Choke Size

Achievable Performance Improvements in ME
26
After analyzing the production data from existing
Moraine East wells the latest 2017 wells have been
completed with optimized completion techniques.
Proppant loading, stage size, water ratio, treatment
rates, and other variables have been optimized to
improve performance of latest wells.
These latest wells have been placed at optimized lateral
spacing of ~800 ft. In the past, the Moraine East adjacent
wells were spaced between 600 to 750 ft.
Performance of longer laterals is being tested in the
Shields and Mackrell
pads. One of the wells is greater
than 10,000 ft.
Frye wells, which were the last set of wells to be
completed in Moraine East, suggest that the casing
pressure is holding steady for longer and the productivity
of these wells is superior to wells completed with
previous generation techniques.
Peak monthly production rates on per foot basis for 2017
ME wells are higher than earlier generation completion
wells at lower choke size.
With these optimized techniques, Rex hopes to unlock
more reserves in the future wells in ME.
8 Gray wells in the planning phase to be D&C in 2018.
Optimized Completions
Earlier Gen. Completions
0.48
0.45
0.49
0.55
0.46
0.46
0.70
0
10
20
30
40
50
60
0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
Fleeger
Gray
Renick
Fleeger-2
Shields
Mackrell
Frye
DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

REX ENERGY®

Gross Rate (Mcfe/d)
Cum Gross Prod (Bcfe)

≈

Moraine East Economics
(1)
Marcellus Economics (55% Ethane Recovery)
(2)
(1)
See note on Hydrocarbon Volumes and disclaimers at beginning of presentation.
(2)
Economics reflect
55% ethane recovery.
(3)
Average 5-year C3+ differential approx. 52% of Oil, C2 differential approx. is 19% of Oil.
(4)
Historical price differentials applied to Condensate. Gas price differential dependent on future development plans and futures price differentials to Rex markets.
(5)
Strip
Pricing
as
of
11.13.2017
–
Oil:
2018:
$56.63,
2019:
$54.04,
2020:
$52.47,
2021:
$51.81
,
2022:
$51.75
//
Gas:
2018:
$3.02,
2019:
$2.92,
2020:
$2.86,
2021:
$2.87
,
2022:
$2.88
(6)
2016 EUR adjusted for net reserves
27
0.0
2.0
4.0
6.0
8.0
10.0
12.0
14.0
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
0
10
20
30
40
50
60
Production Month
ME 3rd Party YE16
ME 3rd Party YE17
REX ME 2017 Program
ME
3rd Party
YE16
ME
3rd Party YE17
Rex ME 2017
Program
All-in Well Cost
$6.5
million
$6.5 million
$6.5 million
Lateral Length
7,500 ft
7,500 ft.
7,500 ft.
BCFE/1000ft
(6)
(55% C2)
1.34
1.74
2.15
% Liquids
(55% C2)
39%
40%
39%
EUR (Bcfe)
(6)
80% / 55% C2
10.7
10.0
13.9
13.0
17.3
16.1
IRR
(3,4,5)
$3.00 NYMEX
Oil Price:
2017+: $60
20%
21%
26%
$3.00 NYMEX
Oil Price:
2017+: $55
17%
18%
23%
$3.25 NYMEX
Oil Price:
2017+: $55
20%
21%
26%
Strip Pricing
15%
16%
21%
Avg. 30-day sales rate
(MMcfe/d
)
6.5 -
9.5
5.0 –
8.0
5.0 –
8.0
DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

Gas Flow Rate (MCF/D)
Rex ME Estimated: 2.15 BCFE/1000ft
3rd Party YE16: 1.34 BCFE/1000ft
3rd Party YE17: 1.74 BCFE/1000ft

Production linearly adjusted to a 6,000ft equivalent lateral and adjusted for downtime
Average lateral length of existing wells is 6,600 ft. Average lateral length for 2017 wells is 7,500 ft
Wells production flattening since the onset of compression. New production behavior since compression.
PDP
Wells
(North
ME)
are
currently
tracking
1.94
bcfe/1000ft
type
curve.
More
data
needed
to
define
EUR
with
certainty.
Moraine East vs. Type Curve
Compression commencement
month for first 12 wells
28
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
5,000
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
Month
DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

Warrior North DRAFT FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

REX ENERGY

BROWN
AUGUSTA
HARRISON
WASHINGTON
CENTER

Warrior North Area
30
Contiguous acreage position of ~13,000 gross/11,800
net acres
Average working interest: 95%
Gross/Net Potential Locations: 30/25 based on 800’
spacing
Currently have 25 wells placed into sales
Gas gathering and field compression by provided by
BlueRacer; gas processed at Natrium facility
NGLs marketed by BlueRacer
Wells average ~70% liquids production
Strong optionality to condensate production
TPL-7
BlueRacer
gathering pipeline
Three-well Jenkins pad placed into
sales on 12/26/2017; 100% WI
Seven-well Goebeler
pad expected to
be placed into sales in April 2018;
71% WI
DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

Gross Rate (Boe/d)
Cum Gross Prod (MBoe)

	$3.00 NYMEX Oil Price: 2017+:				
	$3.00 NYMEX Oil Price: 2017+: $55				
	$3.25 NYMEX Oil Price: 2017+: $55				
	Strip Pricing				

≈

(1)
See note on Hydrocarbon Volumes and disclaimers at beginning of presentation.
(2)
Economics reflect
55% ethane recovery.
(3)
Historical price differentials applied to Condensate. Futures differentials applied for gas production for all scenarios.
(4)
Average 5-year C3+ differential approx. 56% of Oil, C2 differential approx. is 15% of Oil.
(5)
Strip
Pricing
as
of
11.13.2017
–
Oil:
2018:
$56.63,
2019:
$54.04,
2020:
$52.47,
2021:
$51.81
,
2022:
$51.75
//
Gas:
2018:
$3.02,
2019:
$2.92,
2020:
$2.86,
2021:
$2.87
,
2022:
$2.88.
(6)
2016 EUR adjusted for net reserves
Warrior North Economics
(1)
3rd Party
YE16
3rd Party
YE17
Life Yield=54
3rd Party
YE17
Life Yield=60
Rex Upside
Case 2017
All-in Well Cost
$6.8 million
$6.8 million
$6.8 million
$6.8 million
Lateral Length
6,500 ft
6,500 ft
6,500 ft
6,500 ft
BCFE/1000ft
(6)
1.03
1.05
1.07
1.42
%
Liquids
51%
49%
50%
51%
EUR (MMBOE)
(6)
1.11
1.14
1.16
1.53
IRR
(3,4,5)
$60
52%
35%
43%
55%
40%
27%
33%
44%
43%
29%
35%
46%
40%
26%
32%
43%
Avg. 30-day sales rate (MBOE/d)
1.3 –
1.7
1.2 –
1.6
1.2 –
1.6
1.2 –
1.6
Warrior North Economics (55% Ethane Recovery)
(2)
31
0.0
200.0
400.0
600.0
800.0
1000.0
1200.0
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
0
10
20
30
40
50
60
Production Month
3rd Party YE16
Rex Upside Case 2017
DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only
3rd Party YE17 LY=54

Transportation & Marketing DRAFT FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

Appalachian Basin Takeaway
33
Natural Gas
Currently selling natural gas in the Gulf Coast and Northeast local markets (DOMSP & TETCO)
Natural Gas Liquids (NGLs)
NGL’s are currently being sold in domestic markets
Upon Mariner East 2 commencement, a portion of Rex NGL’s will be sold into international markets
Ethane
Rex sells ethane into international and domestic ethane markets
Canada (Mariner West), Europe (Mariner East) and Mt. Belview
(ATEX)
Marcus
Hook
Mont Belvieu
Perryville, LA
Freeport LNG
DOMSP
LNG Exports
& Mont Belvieu
Ethane Sales
Ethane &
NGL
Exports
Sarnia, Canada
Ethane Exports
Ethane Markets
NGL Markets
Gas Markets
DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

Marketing Summary
34
Warrior North
Acreage dedication to BlueRacer
for gathering and
processing
Gas is currently being sold into Dominion South
(Dominion) and to M2 (TETCO)
Rex will have access to Rockies Express, Rover, Leech
Express and NEXUS on an interruptible basis
Condensate purchased by Marathon
Butler (Legacy)
Acreage dedication to MarkWest for
gathering/processing/compression
285mcf/d of priority capacity rights
Gas sold into Dominion South (Dominion) and to the
Gulf Coast (Dominion/Texas Gas)
3 ethane markets –
Canada (Mariner West), Europe
(Mariner East), Gulf Coast (ATEX)
Condensate purchased by Marathon
Moraine East
Acreage dedication to Stonehenge for gathering &
compression
Gathering, compression can be expanded to over
400mcf/d
Tiered volume pricing structure &
Tiered minimum volume commitment (MVC)
Ability to bank vols
to use towards MVC
Acreage dedication to MarkWest for processing
Gas sold into Dominion South (Dominion) and to the
Gulf Coast (Dominion/Texas Gas)
3 ethane markets –
Canada (Mariner West), Europe
(Mariner East), Gulf Coast (ATEX)
Condensate purchased by Marathon
DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

Tennessee
Lawrence
Moraine East
Legacy
Butler
Clarion
Sarsen
Bluestone
Dominion
Armstrong
Big Pine
Big Pine
Beaver
Mariner West
Allegheny
Mariner East
Indiana
Westmoreland
Washington
Atex
Houston
TCO
TETCO

Butler/Moraine East Map
35
8” MarkWest Ethane
Pipeline connecting to
Mariner West
Mariner West
Ethane Pipeline
ATEX Ethane
Pipeline
Mariner East
Ethane Pipeline
Dominion
Transmission
Residue Pipeline
DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

Wayne
Stark
Carroll
Columbiana
Beaver
Hancock
Holmes
Jefferson
Washingto
Tuscarawas
Coshocton
Harrison
Brooke
Ohio
Guernsey
Belmont
Rockies
Marshall
Greene
TETCO
Muskingum
Noble
Monroe
Rover
Eureka
Morgan
Dominion
Wetzel

Warrior North Map 36 Berne Plant Rex Energy Acreage Natrium Plant TPL-7 DRAFT FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

Natural Gas LOE vs. Revenue Deduct
37
Dom South vs. Gulf Coast
($0.65)
($0.14)
($0.05)
($0.67)
Basis (Variable)
Transport (LOE)
Basis (Fixed)
Transport (LOE)
NYMEX $3.00
NYMEX $3.00
$2.21 Net Realized Price
$2.28 Net Realized Price
Rex residue gas is split 50/50 between two primary markets:
Gulf Coast
130,000 Firm Transportation
$0.67 Average Rate
100,000 Gulf Coast transportation began 11/1/2016, remaining 30,000 came online 4/1/2017.
Increase in LOE’s/decrease in basis began at the end of 2016, incremental increase in LOE/decrease in basis in 04/2017
Full year of Gulf Coast transport LOE/reduced basis will be realized in 2018
2016 Differential ($0.92)/LOE ($1.58). 2017 Differential (~$0.30)/LOE (~$1.79).
Dom South
158,000 Firm Transportation
$0.14 Rate
DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

Rex/BP NGL
Deal Summary
Bluestone C3+ NGL Sale
•
Rex Energy to sell all C3+ NGL products (less ME2 INEOS commitments) out of the Mark
West Bluestone Facility to BP at improved net back pricing. Term of the deal is January 2018 –
March 2021.
•
Based on historic NGL price fluctuations, the new improved NGL fixed differentials should result in increased revenue over the term of the deal.
•
Fixed NGL differentials, eliminate the seasonality out of pricing, while mitigating the timing of wells being placed into sales.
•
Opportunity to enhance net back pricing with a barrel exchange agreement.
Other Enhancements
•
BP assumed credit requirements to Texas Gas Transmission on behalf of Rex Energy.
38
DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

Reserve Summary DRAFT FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only
Projected Reserves YE17 –
Aries Strip Runs
(1,2)
40
(1)
Strip Pricing as of 11.27.2017 –
Oil: 2018: $57.11, 2019: $53.93, 2020: $51.94, 2021: $50.72, 2022: $50.21// Gas: 2018: $2.95, 2019: $2.91, 2020: $2.87, 2021:
$2.87, 2022: $2.88
(2)
PV10 estimates do not include hedges
NPV10 (MM$)
Net Reserves
(Bcfe)
YE17
YE17
PDP
$504,584
969
PNP
$19,482
32
PUD
$365,709
2,765
PROB
$2,657
82
Total
$892,432
3,848
YE17 Aries Strip Run contains Growth Plan development program along with ~$100MM net capital spend per year program
until
2029.
Well
count
from
2021
–
2029
varies
from
18-26.
Most
wells
in
the
development
program
from
2021
–
2029
are
infills
that
are
already
proven
from
a
performance
standpoint.

DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only
$307
$9
$98
$71
$-
$20
$0
Butler
West Lawr
Moraine East
Warrior North
Westmoreland
$503
$9
$229
$131
[CELLRANGE]
$20
[CELLRANGE]
Butler
West Lawr
Moraine East
Warrior North
Westmoreland
(1)
Strip Pricing as of 11.27.2017  –
Oil: 2018: $57.11, 2019: $53.93, 2020: $51.94, 2021: $50.72, 2022: $50.21// Gas: 2018: $2.95, 2019: $2.91, 2020: $2.87, 2021: $2.87, 2022: $2.88
Growth Plan NPV10
Strip
(1)
by Area ($MM)
YE17 PDP
Only Growth Plan Run
(1)
YE17 Total Growth Plan Run
(1)
41
892 $MM
505 $MM

DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only
(1)
Strip Pricing as of 11.27.2017  –
Oil: 2018: $57.11, 2019: $53.93, 2020: $51.94, 2021: $50.72, 2022: $50.21// Gas: 2018: $2.95, 2019: $2.91, 2020: $2.87, 2021: $2.87, 2022: $2.88
YE17 PDP Only Growth Plan Run
(1)
YE17
Total Growth Plan Run
(1)
42
3,848 Bcfe
Growth Plan Net Strip
(1)
Reserves by Area (Bcfe)
969 Bcfe
2,508 Bcfe
11 Bcfe
1,099 Bcfe
196 Bcfe
34 Bcfe
Butler
West Lawr
Moraine East
Warrior North
Westmoreland
677 Bcfe
11 Bcfe
164 Bcfe
83 Bcfe
34 Bcfe
[CELLRANGE]
Butler
West Lawr
Moraine East
Warrior North
Westmoreland

DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only
Growth Plan Reserves Data Sheet
43
Butler Legacy
Central
Butler Legacy
South
Moraine East
Warrior North
EUR (Bcfe)
21.3
21.7
13.0
6.8
EUR
(Mmboe)
3.6
3.6
2.2
1.1
%
Liquids
35%
28%
40%
49%
Lateral Length (ft.)
6,700
6,700
7,500
6,500
Well Cost ($MM)
$6.0
$6.0
$6.5
$6.8
Bcfe/1,000’
3.18
3.25
1.74
1.05
IRR @ Strip Pricing
31%
28%
21%
26%
IRR @ $3.00
gas / $60 oil
38%
34%
26%
35%

Reserves –
Key Takeaways
44
Rex continues to unlock more potential in Legacy Butler, Moraine East and Warrior North
Performed completion study with third party engineering firm to optimize frac designs for
improvement in IPs and EURs
Currently completing wells with next generation frac
designs in Moraine East and Legacy
Butler
Frye wells, which were completed using optimized design, present a possibility of upside to current type curves; Frye’s are currently producing at a higher gas rate on a per foot basis at lower chokes in comparison to other wells
Warrior North completion study is currently ongoing
As presented in production performance slides, there is possible upside to 2017 type curves in the near future; many wells in Legacy Butler are above 2017 type curves
Longer laterals in the 2018 drilling program present the opportunity to improve economics
Currently, Rex’s core assets are nearly fully delineated and HBP’d, providing the opportunity to concentrate drilling on the best performing locations to maximize NPV.
DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

Financial Strategy & Development Plan DRAFT FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

Financial Strategy
46
Increase cash flow in 2018 to achieve cash flow neutrality in 2019 and 2020 while still achieving moderate growth (5% -
15%)
Utilize existing rig and completion contracts through current terms while maintaining efficiencies and minimizing termination fees
Select highest return locations while continuing to prove and exploit Moraine East value
Optimize pad density, completion design and lateral length to achieve strongest return
Continue to optimize existing production
Continue strategy to improve key operational matrix for the company
Ability to access capital markets
DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only
Growth Plan –
Well Activity
47
Well Count Breakdown by Asset Area
Drilling & Completion Capex Breakdown
Capex Breakdown by Asset Area
0
2
4
6
8
10
12
14
16
18
20
2018
2019
2020
Butler Legacy South
Butler Legacy Central
Moraine East
Warrior North
$0
$20,000,000
$40,000,000
$60,000,000
$80,000,000
$100,000,000
$120,000,000
2018
2019
2020
Butler Legacy South
Butler Legacy Central
Moraine East
Warrior North
$0
$20,000,000
$40,000,000
$60,000,000
$80,000,000
$100,000,000
$120,000,000
2018
2019
2020
Drilling
Completions

DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only
Growth Plan Key Metrics: 2017 –
2020
48
EBITDAX Growth ($MM)
LOE/Mcfe
184.1
255.2
288.5
297.3
2017
2018
2019
2020
$1.79
$1.58
$1.54
$1.53
2017
2018
2019
2020
$0.26
$0.18
$0.17
$0.17
2017
2018
2019
2020
$59.2
$123.0
$119.4
$123.0
2017
2018
2019
2020
Production Growth (Mmcfe/d)
Cash G&A/Mcfe

Financial Projections –
Growth Plan
49
2017A
2018E
2019E
2020E
Average
Daily Production (Mmcfe/d)
184.1
255.2
288.5
297.3
% Liquids
Production
38%
45%
46%
46%
Key Metrics
EBITDAX (000s)
$59,176
$122,994
$119,350
$122,968
LOE/Mcfe
$1.79
$1.58
$1.54
$1.53
G&A/Mcfe
$0.26
$0.18
$0.17
$0.17
Development Plan
CAPEX
(000s)
$133,484
$114,741
$68,469
$95,383
Commodity Price Assumptions
Oil
$49.97
$56.25
$54.25
$54.00
Natural Gas
$3.11
$2.88
$2.80
$2.80
Dominion South Basis Differential
($0.88)
($0.58)
($0.53)
($0.55)
C3+ NGLs (% of NYMEX)
62%
58%
52%
52%
Cash balance as of December 31, 2017 is $15.2 million.
Assumes sale of Westmoreland Non-Op Assets in 2018; estimated annual EBITDAX contribution of $3.5 million.
Term Loan balance as of December 31, 2017 totaled approximately $189.5 million.
Assumes deleveraging transaction.
DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

Financial Projections –
Reduced Plan
2017A
2018E
2019E
2020E
Average Daily Production (Mmcfe/d)
184.1
259.6
255.1
264.8
% Liquids Production
38%
44%
44%
44%
Key Metrics
EBITDAX (000s)
$59,176
$124,841
$96,719
$107,087
LOE/Mcfe
$1.79
$1.56
$1.60
$1.56
G&A/Mcfe
$0.26
$0.18
$0.19
$0.19
Development Plan
CAPEX (000s)
$133,484
$69,590
$67,250
$69,953
Commodity Price Assumptions
Oil
$49.97
$56.25
$54.25
$54.00
Natural Gas
$3.11
$2.88
$2.80
$2.80
Dominion South Basis Differential
($0.88)
($0.58)
($0.53)
($0.55)
50
Cash balance as of December 31, 2017 is $15.2 million.
Term Loan balance as of December 31, 2017 totaled approximately $189.5 million.
Assumes deleveraging transaction.
DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

Opportunities and Risks
51
Opportunities and Risks to Plan Achievement
Opportunities
Risks
Most recent base production has exceeded
production profile
Recent well
performance has exceeded current type-
curves
Continue to drive procurement efficiencies by
bundling services and driving competition
Maximize efforts to mitigate legacy production
declines
Continue to employ efficient and lean overhead
operations
Financial flexibility allows for acceleration while
HBP status allows for maximum capital efficiency
Commodity prices, ability to participate in improved
price environment
Ability to access capital markets
Availability and consistency of service crews when not
running a full 12-month development program
Performance and efficiency of processing and midstream
operations
Commodity prices and ability to hedge at attractive levels
Access to capital markets/ability to refinance delayed
draw term loan
Retaining technical staff and continuity of internal
resources
DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

Appendix: Hedge Positioning DRAFT FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only

Hedge Position
(1)
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Natural Gas
Oil & Condensate
C2
C3+ NGLs
Consolidated
2018
2019
2020
Avg.
Floor:
$2.97
Avg.
Floor:
$2.73
Avg.
Floor:
$47.68
Avg.
Floor:
$47.15
Avg.
Floor:
$12.93
Avg.
Floor:
$12.90
Avg.
Floor:
$33.30
Avg.
Floor:
$26.15
Avg.
Floor:
$2.70
Avg.
Floor:
$52.88
Avg.
Floor:
$12.79
Avg.
Floor:
$31.16
(1)
Hedging position as of 1/1/2018; percent hedged based on PDP
53
64%
60%
37%
DRAFT
FRE 408 Settlement Communication; Not admissible for any purpose; For discussion purposes only